UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 19, 2005

(Date of Report/Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street

Stamford, Connecticut 06921

(Address and zip code of principal executive offices)

(203) 541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On July 19, 2005, International Paper Company (the “Company”), issued a press release announcing its three-part transformation plan. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K. Also, on July 19, 2005, John V. Faraci, Chief Executive Officer and Chairman of the Board, and Marianne M. Parrs, Chief Financial Officer, held a webcast and a conference call to discuss the Company’s transformation plan. A copy of the slides presented at the webcast and discussed in the conference call is being furnished as Exhibit 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1:	Press Release of International Paper Company, dated July 19, 2005.

Exhibit 99.2:	Slides of International Paper Company, dated July 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ Andrea L. Dulberg
	Name:	Andrea L. Dulberg
	Title:	Assistant Secretary

Date:	July 19, 2005

EXHIBIT INDEX

Exhibit 99.1:	Press Release of International Paper Company, dated July 19, 2005.

Exhibit 99.2:	Slides of International Paper Company, dated July 19, 2005.

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